UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 18, 2013

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 18, 2013, Vista Gold Corp. (the “Company”), entered into the following agreements with Invecture Group S.A de C.V. and RPG Structured Finance S.á.R.L (collectively, the “Purchasers”) with respect to the sale, by the Company to the Purchasers, of the Company’s Los Cardones gold project, located in Baja California Sur, Mexico which is held by the Company through Desarrollos Zapal, S.A. de C.V. (“DZ Mexico”).

1.Share Purchase Agreement whereby Invecture  Group, S.A. de C.V. (“Invecture”) acquired all of the outstanding shares of DZ Mexico, the entity that owns the Los Cardones gold project mining concessions, for an aggregate purchase price of US$15,000.  If the Second Payment per the Debt Transfer Agreement described below, is not made, Invecture will be required to return all of the outstanding shares of DZ Mexico to Vista Gold Corp. for no additional consideration.

2.Termination of the Trust Agreement whereby DZ Mexico, Invecture and Banco Invex, S.A. (“Trustee”), terminated the share control trust agreement under which the Trustee held 62.5% of the outstanding shares of DZ Mexico.

3.Debt Transfer Agreement whereby RPG Structured Finance S.a.R.L. (“RPG”) agreed to acquire from the Company the US$20,000,000 debt owed by DZ Mexico to the Company for an aggregate purchase price of US$12,985,000; 7/13 of which (the “Initial Debt”) was transferred at closing for a payment of US$6,985,000; 6/13 of which will be transferred January 30, 2014 for a payment of US$6,000,000 (the “Second Payment”), subject to the RPG’s right, in its sole discretion, to not make the Second Payment.  If the Second Payment is not made, the Initial Debt will transferred back to Vista Gold Corp. for no additional consideration.

4. Termination Agreement whereby Invecture Group, S.A. de C.V., Desarrollos Zapal Holdings Corp., Granges Inc.,  Desarrollos Zapal, S.A. de C.V. and  Vista Gold Corp., terminated an earn-in right agreement dated February 7, 2012, as amended by written agreement dated February 21, 2012, whereby Invecture had the right to earn a 62.5% interest in the Los Cardones gold project.  Invecture retained the obligation to manage and fund the Los Cardones gold project until January 30, 2014 or an earlier termination of the Debt Transfer Agreement if mutually agreed by the parties.

Item 1.02 Termination of a Material Definitive Agreement

On October 18, 2013, the Company and Invecture pursuant to the Termination Agreement, terminated the earn-in agreement whereby Invecture had the right to earn a 62.5% interest in the Company’s Los Cardones gold project.  Further, pursuant to the Termination of Trust Agreement, DZ Mexico, Invecture and the Trustee, terminated the share control trust agreement under which the Trustee held 62.5% of the outstanding shares of DZ Mexico. A more detailed description of the terminated agreements is set forth in Item 1.01 of this Current Report on Form 8-K which is hereby incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 18, 2013, the Company completed the sale of its Los Cardones gold project to the Purchasers for aggregate consideration of US$13,000,000, of which US$7,000,000 was paid upon the closing of the Transaction (as defined below) with the remaining US$6,000,000 to be paid on January 30, 2014. A description of the Los Cardones gold project is contained in “Item 2. Properties - Los Cardones Gold Project, Baja California Sur, Mexico” contained in our Annual Report on Form 10-K as filed with the United States Securities and Exchange Commission (the “SEC”) on March 14, 2013 and as is incorporated herein by reference.

The Purchasers have the option to elect, in their discretion, not to make the second payment of US$6,000,000, in which case, the Company will retain the US$7,000,000 received at closing and the project will be returned to the Company.

The sale of the Company’s Los Cardones gold project to the Purchasers (the “Transaction”) was completed pursuant to the Share Purchase Agreement, Termination of Trust Agreement, Debt Transfer Agreement and Termination Agreement as described in Item 1.01 of this Current Report on Form 8-K and pursuant to the Terms of Agreement as previously announced on the Company’s Current Report on Form 8-K as filed with the United States Securities and Exchange Commission on October 8, 2013 (the “Announcing 8-K”).  Such descriptions of the Share Purchase Agreement, Termination of Trust Agreement, Debt Transfer Agreement and Termination Agreement as set forth in Item 1.01 of this Current Report on Form 8-K and of the Transaction as set forth in the Announcing 8-K is hereby incorporated by reference to this Item 2.01 of this Current Report on Form 8-K.

Item 7.01 Regulation FD

On October 18, 2013, the Company announced the closing of the Transaction. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information

An unaudited pro forma condensed consolidated balance sheet for the Company as of June 30, 2013 and unaudited pro forma condensed consolidated statements of income/(loss) for the six months ended June 30, 2013 and for the year ended December 31, 2012, each of which give effect to the disposition described in Item 2.01, are attached hereto as Exhibit 99.2 and are incorporated by reference to this Item 9.01.  The unaudited pro forma results do not purport to be indicative of the results that would have been obtained if the Transaction described in Item 2.01 had been completed as of such dates.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated October 13, 2013 and titled “Vista Gold Corp. Announces The Closing Of The Sale Of The Los Cardones Project”*
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information of Vista Gold Corp. as of June 30, 2013, for the six months ended June 30, 2013 and for the year ended December 31, 2012 **

*This exhibit is intended to be furnished to, not filed with, the United States Securities and Exchange Commission pursuant to Regulation FD.

** This Exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: October 24, 2013	By: /s/John F. Engele John F. Engele Chief Financial Officer

EXHIBIT INDEX

*
Exhibit Number	Description
99.1	Press release dated October 18, 2013 and titled “Vista Gold Corp. Announces The Closing Of The Sale Of The Los Cardones Project”*
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information of Vista Gold Corp. as of June 30, 2013, for the six months ended June 30, 2013 and for the year ended December 31, 2012 *

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the United States Securities and Exchange Commission pursuant to Regulation FD.

** This Exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.